Exhibit 99.1

Fourth Quarter 2007
Summarized Results

SECURITY CAPITAL ASSURANCE

Important notice

This presentation contains statements about future results, plans and events that may constitute "forward -looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You are cautioned that these statements are not guarantees of future results, plans or events and such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Forward -looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control. These factors include, but are not limited to: the outcome of the ongoing rating assessments for SCA and its subsidiaries and for all bond insurers, generally, by Fitch, Moody's and S&P, the outcome of the Company's discussions with Fitch, Moody's and S&P, and the Company's ability to successfully address any capital requirements within required timeframes; the impact of the recent ratings actions on SCA’s operating subsidiaries announced on March 4, 2008 by Moody's, February 25, 2008 by S&P, and January 23, 2008 by Fitch, including the downgrades of the IFS ratings of XLCA, XLCA-U.K. and XLFA; higher risk of loss in connection with obligations guaranteed by the Company due to recent deterioration in the credit markets stemming from the poor performance of subprime residential mortgage loans; the suspension of writing substantially all new business and the Company’s ability to continue to operate its business in its historic form; the development and implementation of a strategic plan; developments in the world's financial and capital markets that adversely affect the performance of the Company's investments and its access to such markets; the performance of invested assets, losses on credit derivatives or changes in the fair value of credit default swaps; the availability of capital and liquidity; the timing of claims payments and the receipt of reinsurance recoverables; greater frequency or severity of claims and lo ss activity including in excess of the Company’s loss reserves; changes in the Company’s reinsurance agreements with certain of its subsidiaries; the impact of provisions in business arrangements and agreements triggered by the ratings downgrades; the impact of other triggers in business arrangements including CDS contracts; changes in regulation, tax laws, legislation or accounting policies or practices; changes in officers; general economic conditions; changes in the availability, cost or quality of reinsurance or retrocessions; possible downgrade of the Company’s reinsurers; possible default by the counterparties to the Company’s reinsurance arrangements; the Company’s ability to compete; changes that may occur in Company operations and ownership as the Company matures; and other additional factors, risks or uncertain ties described in Company filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and also disclosed from time to time in subsequent reports on Form 10-Q and Form 8-K. Readers are cautioned not to place undue reliance on forward -looking statements which speak only as of the date they are made. The Company does not undertake to update forward -looking statements to reflect the impact of circumstances or events that arise after the date the forward -looking statements are made.

© 2007 Security Capital Assurance

Earnings summary

Fourth Quarter Earnings			Twelve Months Earnings
(U.S. Dollars in millions, except per share amounts)			(U.S. Dollars in millions, except per share amounts)
	2007	2006		2007	2006
Net (Loss) Income	$ (1,197.9)	$ 35.8	Net (Loss) Income	$ (1,224.5)	$ 117.4

EPS (diluted)[1]	(18.67)	0.56	EPS (diluted)[1]	(19.09)	2.18

Operating Income	(678.1)	37.1	Operating Income	(530.3)	141.9

Operating Income EPS (diluted)	(10.57)	0.58	Operating Income EPS (diluted)	(8.27)	2.64

Weighted-average diluted			Weighted-average diluted
shares outstanding (thousands)	64,170	64,237	shares outstanding (thousands)	64,150	53,718

1.	Because we reported net losses for the three and the twelve months ended December 31, 2007, under GAAP we cannot take into consideration dilutive securities when calculating a net loss per share.

© 2007 Security Capital Assurance

Q4 Balance Sheet - mark-to-market net liability

($ in millions)	Q4 Balance Sheet
	Mark-to-market net liability

Income approach using
Target ROEs for our defined	$(716)	48.8%
market

Price discovery regarding
commutation or deal	(692)	47 .%
restructuring

Market indices	(34)	2.3%

Other factors	(26)	1.8%

TOTAL	$(1,468)	100.0%

© 2007 Security Capital Assurance

Estimated fair value and case reserves of CDS
contracts at December 31, 2007

	Net par		Credit	Mark-to-market
($ in millions)	exposure	Gross fair value	impairment	net of credit
				impairment
ABS CDO	$18,056.1	$1,511.7	$829.8	$681.9
CLO	12,897.4	73.4	-	73.4
Investment
Grade Corporate	5,700.0	41.3	-	41.3
CDO
CDO of CDO	1,389.8	6.3	-	6.3
CMBS	4,946.1	17.8	-	17.8
Other	22,272.4	65.6	-	65.6
Total Gross	$65,261.8	$1,716.1	$829.8	$886.3
Reinsurance	(5,666.1)	(247.5)	(184.7)	(62.8)
Total Net	$59,595.7	$1,468.6	$645.1	$823.5

© 2007 Security Capital Assurance

Fourth quarter case loss reserve provisions

RMBS
	CDO of ABS		Other	Total
(HELOC & CES)

Gross	$839MM	$217MM	$9MM	$1,065MM

Net	$652MM	$37MM	$9MM	$698MM

© 2007 Security Capital Assurance

Net losses & loss adjustment expenses (LAE) summary

Fourth Quarter Net Losses and LAE			Twelve Months Net Losses and LAE
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
Net Unallocated Loss			Net Unallocated Loss
Reserve Expense	$5.4	$4.4	Reserve Expense	$17.5	$14.3

Case Loss (Benefit)
Provision	703.1	(0.6)	Case Loss Provision	699.4	0.2

LAE Provision	2.4	(0.2)	LAE Provision	3.6	0.5

Net Losses and Loss			Net Losses and Loss
Adjustment Exprenses	$710.9	$3.6	Adjustment Exprenses	$720.5	$15.0

© 2007 Security Capital Assurance

Adjusted gross premiums (AGP) summary 1

Fourth Quarter AGP			Twelve Months AGP
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
U.S. Public Finance	$66.4	$14.4	U.S. Public Finance	$156.4	$142.2
U.S. Structured Finance	23.1	107.6	U.S. Structured Finance	175.3	208.0
International	66.2	75.2	International	217.4	205.8
Total	$155.6	$197.2	Total	$549.1	$556.1

1.	AGP is a non-GAAP measure. For a reconciliation of non-GAAP measures please refer to the table and definitions at the end of the presentation.

© 2007 Security Capital Assurance

Premiums written/assumed summary

Fourth Quarter Premiums			Twelve Months Premiums
Written/Assumed			Written/Assumed
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
Gross Premiums			Gross Premiums
Written	$79.1	$118.5	Written	$321.9	$353.7

Reinsurance			Reinsurance
Premiums Assumed	12.8	15.1	Premiums Assumed	56.4	55.3

Total Premiums			Total Premiums
Written	91.9	133.6	Written	378.3	409.0

Ceded Premiums	(17.9)	(14.2)	Ceded Premiums	(72.3)	(13.1)

Net Premiums			Net Premiums
Written	$74.0	$119.4	Written	$306.1	$395.9

© 2007 Security Capital Assurance

Net and core premiums earned1 summary

Fourth Quarter Net and Core			Twelve Months Net and Core
Premiums Earned			Premiums Earned
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
U.S. Public Finance	$16.5	$6.9	U.S. Public Finance	$54.5	$46.4

U.S. Structured Finance	14.8	17.8	U.S. Structured Finance	80.2	70.2

International	25.6	19.6	International	81.0	66.5

Net Premiums Earned	57.0	44.3	Net Premiums Earned	215.7	183.1

Earned Premiums			Earned Premiums
Recognized from			Recognized from
Refundings, Calls and			Refundings, Calls and
Other Accelerations	(2.6)	(1.8)	Other Accelerations	(14.7)	(27.4)

Core Net Premiums			Core Net Premiums
Earned	$54.3	$42.5	Earned	$201.0	$155.7

1.	Core net premiums eared is a non-GAAP measure. For a reconciliation of non-GAAP measures please refer to the table and definitions at the end of the presentation.

© 2007 Security Capital Assurance

Investment income

Fourth Quarter Net			Twelve Months Net
Investment Income			Investment Income
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
Net Investment Income	$32.7	$24.7	Net Investment Income	$120.7	$77.7

Net Realized (Losses)			Net Realized Losses
Gains on Investments	(1.0)	0.4	on Investments	(2.5)	(16.2)

© 2007 Security Capital Assurance

Operating & corporate expenses summary

Fourth Quarter Operating and			Twelve Months Operating and
Corporate Expenses			Corporate Expenses
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
Operating Expenses	$16.3	$19.9	Operating Expenses	$80.1	$72.6

Corporate Expense	6.4	3.6	Corporate Expense	18.9	6.4

Total Operating & Corporate			Total Operating & Corporate
Expense	$22.7	$23.6	Expense	$98.9	$79.0

© 2007 Security Capital Assurance

Operating cash flow

Fourth Quarter			Twelve Months
Operating Cash			Operating Cash
Flow			Flow
(U.S. Dollars in millions)	2007	2006	(U.S. Dollars in millions)	2007	2006
Net Cash Flow from			Net Cash Flow from
Operations	$79.1	$133.8	Operations	$285.5	$393.5

© 2007 Security Capital Assurance

Adjusted book value1

3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
2,336
497
512
1,327
2,448
510
571
1,367
2,526
516
600
1,410
2.600
590
602
1,408
2,622
650
625
1,347
1,501
681
639
181
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
Common Shareholders' Equity
Net Deferred Premium - Previous (A/T)*
NPVFIP - Previous (A/T)

1)	AGP is a non-GAAP measure. For a reconciliation of non-GAAP measures please refer to the table and definitions at the end of the presentation.

* Deferred premium revenue net of pre-paid reinsurance premiums and DAC, net of tax

© 2007 Security Capital Assurance

CDO of ABS portfolio

25 transactions

Very extensive modeling approach

–	Security level cash flow forecasts

–	Specific transaction structures and cash flow waterfalls considered

–	Expected cash shortfalls on guaranteed tranches calculated, by year

–	NPV calculated at a discount rate equal to 5.1%

Back-dated losses: 89% of estimated losses occur between years 30 and 40

–	Our contracts pay scheduled interest and ultimate principal

–	High grade CDO of ABS transactions generate fairly robust cash flow to service interest

–	Lower rated tranches are cut off from cash flows when triggers are tripped

–	We have control over collateral liquidation

The results of a well respected 3rd party independent analysis corroborated our modeling

© 2007 Security Capital Assurance

Liquidity projected claims on ABS CDOs are far in the future

Timing of Losses on ABS CDOs

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
Percent of Cumulative 1.0x Case Losses
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35
37
39
Years
Vast Bulk of
Payments Occur
After Year 21

The ABS CDO claim payments are very back-ended

© 2007 Security Capital Assurance

How our CDO of ABS model works

We reviewed the collateral in all of our CDOs

We also reviewed the securities held by “inner CDOs”

LPS database helped us identify loan level characteristics

–	combined LTV, mortgage type, lien status, credit score, etc.

Intex allowed us to model expected losses for each mortgage security within the CDO of ABS

We then built a proprietary cash flow model for each CDO of ABS factoring in:

–	the structure of each CDO provided for in the CDO indenture

–	the impact of overcollateralization triggers

–	event of default provisions

© 2007 Security Capital Assurance

Layers of securities within an ABS CDO

The “Outer CDO”: The CDO that we have insured

–	Supported by a collateral pool of approximately 185 different 1st layer securities

–	Typically 150 RMBS securities and 35 “inner” CDOs

We analyzed each 1st layer security and, within each “inner” CDO, each 2nd layer security

–	Our model analyzed up to 5,000 individual securities to each CDO

We took into account the significant differences between individual RMBS pools

–	The originator and the collateral characteristics affect security performance

We used conservative assumptions in modeling the cash flow from inner CDOs

–	On average 20% of interest from inner CDO buckets shut off after one month

–	On average 40% of interest from inner CDO buckets shut off after two months

–	For third level CDOs we assumed an immediate loss of 75%

The case loss provisions we have reflect the best information available to us.

© 2007 Security Capital Assurance

The direct RMBS portfolio

$9.6 billion of net par outstanding

Gross case reserve of $217 million

–	We are seeing very poor collateral performance

–	Closed end 2nd lien reserves of $10 million

Net case reserve after reinsurance and other credits is $40 million

Unlike ABS CDOs, the majority of paid claims will occur over the next 2 to 3 years

–	Total claims paid through March 13, 2008 approximated $63 million

–	2 HELOCs have entered rapid amortization, three more expected

Case reserve for one Alt-A CES deal is warranted due to high delinquencies

© 2007 Security Capital Assurance

Addenda

  Reconciliation of Non-GAAP Measures

  Definitions of Non-GAAP Measures

© 2007 Security Capital Assurance

Reconciliation of non-GAAP items

Reconciliation of Total Premiums Written to Adjusted Gross Premiums
(in millions)

	Three months ended		Year ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Total upfront premiums written	$50.2	$104.1	$222.9	$278.3
Total installment premiums written	41.7	29.5	155.4	130.7
Total premiums written	91.9	133.6	378.3	409.0
Present value of future installments	63.7	63.6	170.8	147.1
Adjusted gross premiums	$155.6	$197.2	$549.1	$556.1

Reconciliation of Net Premiums Earned to Core Net Premiums Earned
(in millions)

	Three months ended		Year ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Net premiums earned	$57.0	$44.3	$215.7	$183.1
Earned premium recognized from refundings, calls and
other accelerations	(2.6)	(1.8)	(14.7)	(27.4)
Core net premiums earned	$54.3	$42.5	$201.0	$155.7

Reconciliation of Net (Loss) Income Available to Common Shareholders
to Operating (Loss) Income and Core (Loss) Income
(in millions)

	Three months ended		Year ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Net (loss) income available to common shareholders	$(1,197.9)	$35.8	$(1,224.5)	117.4
Effect of:
Expenses incurred in secondary offering	0.0	0.0	0.8	0.0
Perpetual non-cumulative preference share dividend		0.0		0.0
Net realized losses (gains) on investments	1.0	(0.4)	2.5	16.2
Net realized and unrealized losses on credit derivatives	518.8	1.6	690.9	8.4
Operating income	(678.1)	37.1	(530.3)	141.9
Effect of refundings, calls and other accelerations	(0.8)	(1.7)	(12.0)	(24.5)
Core income	$(678.9)	$35.3	$(542.3)	$117.4

Reconciliation of Total Shareholders' Equity to Common Shareholders' Equity
and Adjusted Book Value
(in millions)

			As of	As of
			12/31/2007	12/31/2006
Total Shareholders' equity			$427.1	$1,366.5
Series A perpetual non-cumulative preference shares			(246.6)	0.0
Common shareholders' equity			180.5	1,366.5
After-tax value of :
Deferred premium revenue			825.4	708.4
Present value of future installment premiums			681.4	509.8
Deferred acquisition costs			(96.2)	(83.5)
Prepaid reinsurance premiums			(90.0)	(53.4)
Adjusted book value			$1,501.1	$2,447.8

Definitions of Non-GAAP Measures

Adjusted Gross Premiums

Adjusted gross premiums is a non-GAAP measure of new business production that management uses to evaluate our business because it provides comparability between upfront premiums and installment premiums, unlike U.S. GAAP total premiums written. Because adjusted gross premiums includes premiums due on future installment business written in the period, management believes it provides an additional, useful measure of new business production than only U.S. GAAP total premiums written.

Management uses this measure to review trends in new business written because it views this method as providing comparability between business written on an upfront premium basis and business written on an installment basis. This measure is viewed by management as an essential component of information necessary to assess forward -looking earnings potential, which is substantially dependent on the size of our in-force book of business.

Management also compares our adjusted gross premiums production to industry figures on a quarterly basis and uses this measure to assess employee productivity, as well as our market share and competitive position. Also, AGP is considered among other factors when determining compensation to employees. In addition to presenting total premiums written, we believe that disclosure of adjusted gross premiums enables investors and other users of our financial information to analyze our performance in a manner similar to the way in which management analyzes performance. In this regard, we believe that providing only a GAAP presentation of total premiums written makes it more difficult for users of our financial information to evaluate our underlying business. Also, we believe that analysts, investors and rating agencies who follow us and our subsidiaries include these items in their analyses for the same reasons, and they request that we and our subsidiaries provide this non-GAAP financial information on a regular basis.

Core Net Premiums Earned

Core net premiums earned, which is a non-GAAP financial measure, is defined as net premiums earned excluding the impact of refundings, calls and other accelerations. We believe core net premiums earned is a useful measure for management, equity analysts and investors because the presentation of core net premiums excludes the impact of refundings, calls and other accelerations that management cannot control or predict.

Operating Income (Loss) and Core Income (Loss)

While operating income (loss) and core income (loss) are not substitutes for net income (loss) computed in accordance with GAAP, they are useful measures of performance used by management, equity analysts and investors. We believe operating income (loss) and core income (loss) enhance the understanding of our results of operations by highlighting the underlying profitability of our business. Operating income (loss) measures net (loss) income available to common shareholders, as determined in accordance with GAAP, excluding net realized gains (losses) on investments and the after-tax impact of net realized and unrealized gains (losses) on derivative financial instruments, and expenses related to XL Capital's secondary offering of SCA's shares. Core income (loss) represents operating income (loss) excluding th e after-tax impact of refundings, calls and other accelerations. The definitions of operating income (loss) and core income (loss) used by the Company may differ from definitions of operating earnings and core earnings used by other financial guarantors.

Net realized gains (losses) on investments and the after-tax impact of net realized and unrealized gains and losses on derivative financial instruments (which principally consist of credit derivatives we issue and interest rate swap contracts we guarantee) are excluded from operating income (loss) because they are heavily influenced by, and fluctuate, in part according to, market interest rates, credit spreads and other factors that management cannot control or predict. Although the investment of premiums to generate investment income (loss) and realized gains (losses) on investments is an integral part of our operations, the determination to realize gains (losses) on investments is independent of the underwriting process. In addition, under applicable GAAP accounting requirements, losses can be created as the result of other than temporary declines in value without actual realization. In this regard, certain users of our financial information, including certain rating agencies, evaluate earnings before tax and net gains (losses) on investments to understand the profitability of the recurring sources of income without the effects of these two variables. Furthermore, these users believe that, for many companies, the timing of the realization of gains (losses) on investments is largely opportunistic. In addition, with respect to credit derivatives and guaranteed interest rate swap contracts discussed above, because we generally hold such contracts to maturity and, accordingly, will not realize the periodic effect of the changes in fair value of these instruments, therefore, we exclude such changes from operating income (loss) (similar to other companies in the financial guarantee industry) as the changes in fair value each quarter are not indicative of underlying business performance of our operations. Also, in determining operating income (loss) for the twelve-month period ended December 31, 2007, we excluded from operating income (loss) expenses incurred by the Company in connection with the secondary offering of our common shares by XL Capital as such expenses are not related to the conduct of the Company’s business.

Adjusted Book Value

Adjusted Book Value (“ABV”) represents GAAP book value attributable to common shareholders plus the after-tax effects of deferred premium revenue, net of prepaid reinsurance premiums and deferred acquisition costs, plus the after-tax effect of the net present value of future installment premiums. Since the Company expects these items to affect future results and, in general, they do not require any additional future performance obligation on the Company's part, ABV provides an indication of the Company's value in the absence of any new business activity. While ABV is not a substitute for GAAP book value, the Company believes the presentation of ABV provides another useful measure of the value of the Company for management, equity analysts and investors. The net present value of future installment premiums included in ABV may differ materially from actual future installment premiums collected due to changes in market interest rates, refinancing activity, pre-payment speeds, defaults and other factors that management cannot control or predict.

© 2007 Security Capital Assurance